UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 31, 2013

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ZAYO GROUP, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1805 29th Street, Suite 2050, Boulder, CO 80301
(Address of Principal Executive Offices)
(303) 381-4683
(Registrant’s Telephone Number, Including Area Code)
 _____________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 31, 2013, Zayo Colocation, Inc. (“zColo”), a subsidiary of Zayo Group, LLC (the “Company”), entered into an Asset Purchase Agreement with Core NAP, L.P. (“Core NAP”). The agreement was consummated on the same date, at which time zColo acquired substantially all of the net assets of Core NAP for a purchase price of approximately $7.3 million, subject to customary post-closing adjustments. The purchase price was paid with cash on hand.

The acquired Core NAP business operates a 15,000 sq. ft. data center facility in northwest Austin, Texas, which offers carrier-neutral colocation consisting of a dense enterprise footprint with over 220 existing customers and four major carriers providing services to cloud, enterprise, financial, carrier, media and other connectivity focused customers. With this acquisition, the Company's zColo business unit now operates 21 interconnect-focused colocation facilities nationwide.

The Company issued a press release on June 4, 2013 announcing the closing of the Asset Purchase Agreement.

A copy of the press release is filed as Exhibit 99.1 to this filing on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 4, 2013
The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including those under the heading "Risk Factors."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer
DATED: June 5, 2013